Debt - Future minimum payments (Details) $ in Thousands	Sep. 30, 2021 USD ($)
Future minimum payments of principal and estimated payments of interest
2022	$ 5,555
2023	6,667
2024	6,667
2025	1,111
Total future payments	20,000
SVB Loan payable
Future minimum payments of principal and estimated payments of interest
Total future payments	17,927
Less final payment	(1,000)
Total principal amount of SVB loan payments	$ 20,000